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                   SUPPLEMENT DATED SEPTEMBER 18, 2009 TO THE
      PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009
                          OF SELIGMAN PORTFOLIOS, INC.
                                ON BEHALF OF ITS
                       SELIGMAN CASH MANAGEMENT PORTFOLIO
                              (THE CASH PORTFOLIO)

As of the date of this Supplement, the Cash Portfolio is no longer open to new investors.

The Board of Directors of the Cash Portfolio has approved the redemption of all outstanding shares of the Cash Portfolio and the liquidation of the Cash Portfolio, in accordance with the Cash Portfolio's Articles of Incorporation. It is anticipated that the redemption of all shares of the Cash Portfolio will take place on or about December 15, 2009.

As a result, the Cash Portfolio will not accept any orders for the purchase of or exchange for shares of the Cash Portfolio after the close of business of the New York Stock Exchange (generally 4 p.m. Eastern time) on December 14, 2009. Orders for the purchase of or exchange for shares of the Cash Portfolio may, in the Cash Portfolio's discretion, be rejected prior to December 14, 2009 due to operational reasons relating to the redemption of all shares of the Cash Portfolio.